SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 1, 2002


                PRIMARY PDC, INC. (FORMERLY POLAROID CORPORATION)
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                     1-4085               04-1734655
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(State or Other Jurisdiction of       (Commission          (IRS Employer
        Incorporation)               File Number)       Identification No.)


               784 Memorial Drive, Cambridge, Massachusetts 02139
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               (Address of principal executive offices) (zip code)


       Registrant's telephone number, including area code: (781) 386-2000


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)





Item 2.  Acquisition or Disposition of Assets

         Effective July 31, 2002, One Equity Partners ("OEP"), through certain of its direct and indirect wholly owned subsidiaries, acquired substantially all of the assets of Polaroid Corporation, a Delaware corporation ("Polaroid"), and certain subsidiaries of Polaroid (collectively, the "Sellers"). The purchase price for the acquisition was approximately (i) $186,723,157.80 in cash, (ii) 1,076,923 shares of OEP common stock, par value of $.001 ("OEP Common Stock"), and (iii) 31,230 shares of OEP Series A 8.0% Cumulative Compounding Preferred Stock, par value of $.001 ("OEP Preferred Stock"). The assets acquired included, among others, (i) all of the outstanding capital stock of the subsidiaries of Polaroid that are incorporated or organized outside the United States (the "Acquired Subsidiaries") and (ii) substantially all of the other assets, rights and properties of the Sellers. In connection with the acquisition, OEP assumed certain obligations and liabilities of the Sellers, all on the terms and subject to the conditions set forth in the Second Amended and Restated Asset Purchase Agreement, dated as of July 3, 2002, by and among OEP Imaging Corporation, a wholly owned subsidiary of OEP, and the Sellers, as amended (the "Purchase Agreement"). Copies of the Purchase Agreement and Amendment No. 1 to the Purchase Agreement, dated as of July 31, 2002, are attached hereto as Exhibits 2.1 and 2.2, respectively, and are incorporated herein by reference.

         The sale of the assets of the Sellers to OEP was approved on July 5, 2002 by the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") in connection with the Sellers' Chapter 11 bankruptcy reorganization proceedings.

         Additionally, OEP entered into a Registration Rights Agreement with Polaroid providing for certain registration and other obligations on the part of OEP with respect to the OEP Common Stock and the OEP Preferred Stock issued to Polaroid as part of the purchase price for the acquisition. A copy of the Registration Rights Agreement, dated as of July 31, 2002, is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

         The consideration paid by OEP for the assets of the Sellers was determined by negotiations between OEP and the Sellers and pursuant to an auction and court approval process conducted in the Sellers' Chapter 11 bankruptcy reorganization proceedings.


Item 7.  Financial Statements and Exhibits.

(c)    Exhibits:

         Number          Description

         2.1 Second Amended and Restated Asset Purchase Agreement, dated as of July 3, 2002, by and among OEP Imaging Corporation, Polaroid Corporation, and certain subsidiaries of Polaroid Corporation (without Exhibits).

         2.2 Amendment No. 1 to Second Amended Restated Asset Purchase Agreement, dated as of July 31, 2002, by and among OEP Imaging Corporation, Polaroid Corporation, and certain subsidiaries of Polaroid Corporation.

         4.1 Registration Rights Agreement, dated as of July 31, 2002, by and among OEP Imaging Corporation, Polaroid Corporation and One Equity Partners, LLC.




                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PRIMARY PDC, INC.

                                            By: /s/ Benjamin C. Byrd, III
                                                ------------------------------
                                            Name:    Benjamin C. Byrd, III
                                            Title:   Executive Vice President


Date:    August 15, 2002





                             INDEX TO EXHIBITS

         Number      Description

         2.1 Second Amended and Restated Asset Purchase Agreement, dated as of July 3, 2002, by and among OEP Imaging Corporation, Polaroid Corporation, and certain subsidiaries of Polaroid Corporation (without Exhibits).

         2.2 Amendment No. 1 to Second Amended Restated Asset Purchase Agreement, dated as of July 31, 2002, by and among OEP Imaging Corporation, Polaroid Corporation, and certain subsidiaries of Polaroid Corporation.

         4.1 Registration Rights Agreement, dated as of July 31, 2002, by and among OEP Imaging Corporation, Polaroid Corporation and One Equity Partners, LLC.